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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): March 5, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


             Maryland                                         31-0387920

  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                         Identification No.)



                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

     On March 4, 2003, NCR issued a press release announcing that its Board of Directors named Mike Koehler as Senior Vice President of NCR's Teradata Division and Lee Schram as Senior Vice President of NCR's Retail Solutions Division, effective immediately. Mr. Schram replaces Senior Vice President Mohsen Sohi who left NCR to pursue other opportunities. The press release is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

     The following exhibit is filed herewith:

99.1       Press Release dated March 4, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NCR CORPORATION

Date: March 5, 2003                        By:  /s/  Earl Shanks
                                           -----------------------------

                                              Senior Vice President
                                              and Chief Financial Officer